UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2012

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33291 (Commission File Number)	33-0830300 (I.R.S. Employer Identification No.)

10110 Sorrento Valley Road, Suite C San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 909-0736

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Optimer Pharmaceuticals,” “Optimer,” “Company,” “we,” “us” and “our” refer to Optimer Pharmaceuticals, Inc., unless the context otherwise provides.

Item 2.02	Results of Operations and Financial Condition.

On April 9, 2012, we issued a press release announcing certain preliminary operating results relating to gross revenues during the first quarter ended March 31, 2012.  A copy of this press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2012, the employment of each of John D. Prunty, our Senior Vice President, Chief Financial Officer and Corporate Secretary, and Youe-Kong Shue, Ph.D., our Vice President, was terminated effective immediately.  A copy of the press release announcing the terminations is attached hereto as Exhibit 99.1.

In connection with Mr. Prunty’s termination, our Board of Directors appointed Kurt M. Hartman, our General Counsel, Chief Compliance Officer and Senior Vice President, Access, as our acting Chief Financial Officer while we engage in a search for a permanent Chief Financial Officer.  In his role as acting Chief Financial Officer, Mr. Hartman will also serve as our principal financial officer and principal accounting officer.

Mr. Hartman has served as our General Counsel and Senior Vice President, Access since December 2010 and in February 2011 he was appointed Chief Compliance Officer.  Prior to joining us, Mr. Hartman held the position of Executive Director, Value and Access at Eisai, Inc., a research-based human health care company that discovers, develops and markets products throughout the world, where Mr. Hartman served as a Chairperson of Eisai’s U.S. Pricing Committee and led the areas of Strategic Pricing and Contracting, Reimbursement Support Services, and Eisai’s National Field Reimbursement Team. From 2007 to 2008, Mr. Hartman served as a Director of Patient Reimbursement Support and Assistance for Roche Laboratories, a research-focused healthcare company that develops and provides innovative diagnostic and therapeutic products and services that deliver significant benefits to patients and healthcare professionals. From 2004 to 2007, Mr. Hartman held strategic positions at Boehringer Ingelheim, a pharmaceutical company, including Associate Director, Contract Analysis and prior to that position, Associate Director, Managed Markets Marketing. Mr. Hartman received a bachelor’s degree from University of California at Los Angeles and received his J.D. from Pepperdine University School of Law.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ Pedro Lichtinger
Pedro Lichtinger
President and Chief Executive Officer

Date:  April 9, 2012